UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

FIFTH THIRD BANCORP

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 13, 2021.

FIFTH THIRD BANCORP

Meeting Information

Meeting Type:             Annual Meeting

For holders as of:       February 19, 2021

Date:   April 13, 2021       Time: 11:30 a.m. Eastern Time

Location: Meeting live via the Internet-please visit

   www.virtualshareholdermeeting.com/FITB2021.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/FITB2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF MEETING    PROXY STATEMENT             PROXY CARD/VOTNG INSTRUCTIONS

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 30, 2021 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting (for holders of Common Stock only):

Go to www.virtualshareholdermeeting.com/FITB2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote “FOR” the election of all Directors, “FOR” Items 2, 3, 5, 6, and 7, and FOR “1 YEAR” on Item 4.

1.  Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2022:

Nominees:

1a.   Nicholas K. Akins

1b.   B. Evan Bayh, III

1c.   Jorge L. Benitez

1d.   Katherine B. Blackburn

1e.   Emerson L. Brumback

1f.    Greg D. Carmichael

1g.   Linda W. Clement-Holmes

1h.   C. Bryan Daniels

1i.    Mitchell S. Feiger

1j.    Thomas H. Harvey

1k.    Gary R. Heminger

1l.    Jewell D. Hoover

1m.    Eileen A. Mallesch

1n.    Michael B. McCallister

1o.    Marsha C. Williams

2.  Ratification of the appointment of the firm of Deloitte & Touche LLP to serve as the independent external audit firm for the Company for the year 2021.

3.  An advisory vote on approval of the Company’s executive compensation.

4.  An advisory vote to determine whether the shareholder vote on the compensation of the Company’s executives will occur every 1, 2, or 3 years.

5.  Approval of the Fifth Third Bancorp 2021 Incentive Compensation Plan.

6.  Approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to eliminate statutory supermajority vote requirements.

7.  Approval of an amendment to the Fifth Third Bancorp Articles of Incorporation to eliminate cumulative voting.